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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                            ___________________


                                FORM 8-K/A

            AMENDMENT TO GENERAL FORM FOR REGISTRATION OF SECURITIES
                      Filed pursuant to Section 13 or 15(d) of
                    THE SECURITIES EXCHANGE ACT OF 1934

                      ASSOCIATED PLANNERS REALTY FUND
          (Exact name of registrant as specified in its charter)
                              AMENDMENT NO. 1

                             File No. 0-16805
The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its General Form for Registration of Securities on Form 8-K as set forth in the pages attached hereto:

                  8-K for the Period ending May 15, 1995

                                  Item 2

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                    Associated Planners Realty Fund.
                              (Registrant)

Date:

By: West Coast Realty Advisors, Inc. (Advisor)

By:
    Michael G. Clark, Vice President/Treasurer

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              ASSOCIATED PLANNERS REALTY FUND AND CONSOLIDATED ENTITIES
                            A CALIFORNIA LIMITED PARTNERSHIP
            EXPLANATION OF AND ADJUSTMENTS TO PRO FORMA INCOME  STATEMENT
                       FOR THE YEAR ENDED DECEMBER 31, 1994


     The pro forma income statement gives the operating results of the Partnership for the year ended Decomber 31, 1994 as if the sale of the Shurgard mini-warehouse had taken place on December 31, 1994. The gain on sale of the property ($116,749) and any interest income that was earned on cash held between the time of sale and distribution to investors, is not reflected in these pro-forma financial statements.

Explanation of adjustments

(1) Rental income - to deduct the actual rental income earned on the property during calendar 1994.

(2) Operating Costs - to deduct property management fees, property taxes, and other property-related costs incurred during calendar 1994.

(3) Depreciation Expense - to reduce depreciation expense for amount incurred in connection with the Shurgard property during 1994.

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
         ASSOCIATED PLANNERS REALTY FUND AND CONSOLIDATED ENTITIES
                     A CALIFORNIA LIMITED PARTNERSHIP
                         PRO FORMA INCOME  STATEMENT
                    FOR THE YEAR ENDED DECEMBER 31, 1994


                   For the year       Pro Forma        For the year
                      ended          Adjustments           ended
                 December 31,1994                     December 31,1994
                                                        (adjusted)

REVENUES
 Rental                $749,824        ($295,271) (1)       $454,553
 Interest                 5,126                0               5,126
                        754,950         (295,271)            459,679

COSTS AND EXPENSES
 Operating              295,890         (127,405) (2)        168,485
 General and
   Administrative       108,025                              108,025
 Depreciation           141,493          (33,984) (3)        107,509
 Unrealized loss
   governement securities 2,757                0               2,757
                        548,165         (161,389)            386,776

LESS MINORITY INTEREST IN
 NET LOSS OF JOINT
 VENTURE                 11,107                               11,107

NET INCOME              217,892         (133,882)             84,010

NET INCOME PER LIMITED
 PARTNERSHIP UNIT        $24.45                                $9.43

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         ASSOCIATED PLANNERS REALTY FUND AND CONSOLIDATED ENTITIES
                     A CALIFORNIA LIMITED PARTNERSHIP
         EXPLANATION OF AND ADJUSTMENTS TO PRO FORMA BALANCE SHEET
                             DECEMBER 31, 1994



     The pro forma balance sheet gives the financial condition of the Partnership as if the sale of the Shurgard Mini-warehouse facility had taken place on December 31, 1994. No effect is given to the eventual distribution of proceeds of the sale that took place approximately one month after consummation of the sale.

Explanation of adjustments

(A) To record the sale of the property. Among the balance sheet items affected by the sale of the property are:

Rental Real Estate - To record the decrease in balance based on the book value at the time of sale. The book value was not increased for the depreciation expense incurred from January 1, 1995 to May 15, 1995; such amount was nominal.

Other Assets - Reduction in rent receivable pertaining to amounts due from tenants at the time of sale.

Accounts Payable - Reduction in amounts due to vendors pertaining to amounts due at the time of sale.

Security deposits and prepaid rent - Reduction for amounts that transferred to the buyer of the property at the time of sale.

Cash - Net cash received from the Partnership from the sale of the Shurgard property. Amount of cash actually received in connection with the sale of property was $1,522,182. The $11,206 reduction pertains to the transfer of accounts payable, security deposits, prepaid rent and other assets mentioned above.

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
             ASSOCIATED PLANNERS REALTY FUND AND CONSOLIDATED ENTITIES
                        A CALIFORNIA LIMITED PARTNERSHIP
                             PRO FORMA BALANCE SHEET
                                 DECEMBER 31, 1994

                                DECEMBER 31,     PRO FORMA      DECEMBER 31,
                                    1994        ADJUSTMENTS        1994
                                                               (AS ADJUSTED)

ASSETS

RENTAL REAL ESTATE                 5,982,471    (1,405,433)  (A)   4,577,038
CASH                                  36,227     1,510,976   (A)   1,547,203
INVESTMENT-GOVERNMENT SECURITIES      55,554                          55,554
CONSTRUCTION IN PROGRESS              68,411                          68,411
OTHER ASSETS                         112,713        (3,228)  (A)     109,485

TOTAL ASSETS                       6,255,376        102,315        6,357,691

LIABILITIES AND PARTNERS EQUITY

ACCOUNTS PAYABLE                      24,757         (3,866)  (A)     20,891
SECURITY DEPOSITS AND PREPAID RENT    20,103        (10,568)  (A)      9,535

TOTAL LIABILITIES                     44,860        (14,434)          30,426

MINORITY INTEREST                    224,618                         224,618

PARTNERS EQUITY LIMITED            5,653,977        105,074   (A)  5,759,051
PARTNERS EQUITY GENERAL              331,921         11,675   (A)    343,596

TOTAL PARTNERS EQUITY              5,985,898        116,749        6,102,647

TOTAL LIABILITIES AND EQUITY       6,255,376        102,315        6,357,691


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             ASSOCIATED PLANNERS REALTY FUND AND CONSOLIDATED ENTITIES
                         A CALIFORNIA LIMITED PARTNERSHIP
              EXPLANATION OF AND ADJUSTMENTS TO PRO FORMA INCOME STATEMENT
                   FOR THE THREE MONTHS ENDED MARCH 31, 1995

       The pro forma income statement gives the operating results of the Partnership for the quarter ended March 31, 1995 as if the sale of the Shurgard mini-warehouse had taken place on December 31, 1994. The gain on the sale of the property ($116,749) and any interest income that was earned on cash held between the time of sale and the distribution to investors, is not reflected in these pro forma financial statements.

Explanation of adjustments

1) Rental income - to deduct the actual rental income earned on the property during the first three months of the year.

2) Operating Costs - to deduct property management fees, property taxes, and other property-related costs incurred during the first quarter of 1995 in connection with the operation of the property.

3) Depreciation Expense - to reduce depreciation expense by the amount charged during the first three months of the year.

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
              ASSOCIATED PLANNERS REALTY FUND AND CONSOLIDATED ENTITIES
                           A CALIFORNIA LIMITED PARTNERSHIP
                              PRO FORMA INCOME STATEMENT
                       FOR THE THREE MONTHS ENDED MARCH 31, 1995

                       For the three       Pro Forma         For the three
                        months ended      Adjustments          months ended
                       March 31, 1995                        March 31, 1995
                                                               (adjusted)

REVENUES
 Rental                    $189,017         ($72,342)  (1)      $116,675
 Interest                       878                0                 878
                            189,895          (72,342)            117,553

COSTS AND EXPENSES
 Operating                   71,615          (40,877)  (2)        30,738
 General and Administrative  31,555                               31,555
 Depreciation                36,231           (8,460)  (3)        27,771
                            139,401          (49,337)             90,064
LESS MINORITY INTEREST
 IN NET INCOME (LOSS) OF
 JOINT VENTURE               (2,030)                              (2,030)

NET INCOME                  $48,464         ($23,005)            $25,459

NET INCOME PER LIMITED
 PARTNERSHIP UNIT             $5.38                                $2.83
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